UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03159
Active Assets Money Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Kevin Klingert
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: June 30, 2011
Date of reporting period: December 31, 2010

Item 1 — Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Active Assets Money Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended December 31, 2010

Market Conditions

During the second half of 2010, the broader U.S. economy continued to improve. While U.S wholesale inventories declined 0.2% in November, the decline followed 10 straight months of expansion. Gross domestic product (GDP) for the third quarter of 2010 expanded at a faster pace than the prior quarter, at 2.6 percent, with estimates for slightly higher growth for the fourth quarter. The labor market posted modest gains in payrolls in the last few months of the period, but the unemployment rate remained high at 9.4 percent in December. Given the low inflation environment and expected limited declines in unemployment into 2011, we anticipate that monetary policy should remain accommodative for some time.

On November 3, 2010, the Federal Open Market Committee announced their intention to purchase $600 billion of Treasury securities under a new quantitative easing purchase program (QE2). The Fed will also buy an additional $300 billion under a previously announced plan to reinvest mortgage-backed security paydowns into Treasuries. The buying operations will likely be completed by the end of the second quarter of 2011. As the Fed proceeds to grow its balance sheet, we expect excess reserves to climb by a commensurate amount.

Performance Analysis

As of December 31, 2010, Active Assets Money Trust had net assets of approximately $1.8 billion and an average portfolio maturity of 26 days. For the six-month period ended December 31, 2010, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.19 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.19 percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and –0.20 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

During the reporting period, three-month London Interbank Offered Rate (Libor) levels dropped significantly. In early July, the market had begun to stabilize from the European debt crisis of May/June when fears of a Greece default and contagion drove three-month Libor approximately 30 basis points higher to just under 0.54 percent. As European banking system stress tests were completed and the ECB subsequently extended full allotment three month tender auctions through year-end, three-month Libor levels gradually fell back to 0.285 percent by November, with a slight rise back up to 0.302 percent by year-end. With Libor and Libor/OIS spreads again trading back down to tight levels, we found very little value in the money market curve and continued to manage the portfolio from a conservative and liquid standpoint.

We continued to emphasize purchasing high-quality corporate, financial, and banking obligations during the reporting period. We focused on maintaining high levels of liquidity and a prudent weighted average maturity and weighted average life to guard the Fund against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Fund remained consistent with our long-term focus on capital preservation and very high liquidity and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list in an attempt to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/10
Commercial Paper	57.4%
Floating Rate Notes	22.5
Certificates of Deposit	14.6
Time Deposit	4.9
Repurchase Agreement	0.6

MATURITY SCHEDULE as of 12/31/10
1 – 30 Days	60.8%
31 – 60 Days	26.0
61 – 90 Days	12.3
91 – 120 Days	0.6
121+ Days	0.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Investment Adviser seeks to maintain the Fund’s share price at $1.00. The Fund’s investments include the following money market instruments: commercial paper; corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including U.S. government securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program; asset backed securities; U.S. dollar-denominated foreign bank obligations; and repurchase agreements.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			07/01/10 –
	07/01/10	12/31/10	12/31/10
Actual (0.01% return)	$1,000.00	$1,000.10	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.39	$1.84

@	Expenses are equal to the Fund’s annualized expense ratio of 0.36% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.54%.

Active Assets Money Trust
Portfolio of Investments - December 31, 2010 (unaudited)

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF		MATURITY
THOUSANDS		PURCHASE		DATE	VALUE
	Commercial Paper (57.4%)
	Asset-Backed-Consumer Loans (5.6%)
$89,176	Amsterdam Funding Corp. (a)	0.12%		01/03/11	$89,175,405
15,001	Barton Capital LLC (a)	0.15		01/03/11	15,000,875

					104,176,280

	Asset-Backed-Corporate (4.9%)
90,000	Atlantis One Funding (a)	0.15		01/03/11	89,999,250

	Domestic Banks (9.8%)
90,000	JP Morgan Chase & Co.	0.01		01/03/11	89,999,950
90,000	Wells Fargo & Co.	0.03		01/03/11	89,999,850

					179,999,800

	International Banks (37.1%)
77,000	ABN Amro Funding USA LLC (a)	0	.31 – 0.35	02/04/11 – 03/15/11	76,954,229
6,000	BNZ International Funding (a)	0.42		06/07/11	5,989,010
88,000	BPCE SA (a)	0	.39 – 0.64	01/04/11 – 03/15/11	87,951,057
90,000	Credit Suisse – New York Branch	0.25		01/24/11	89,985,625
90,000	Deutsche Bank Financial LLC	0.25		01/21/11	89,987,500
75,000	ING US Funding LLC	0.24		01/04/11	74,998,500
11,000	Lloyds TSB Bank PLC	0.45		04/04/11	10,987,213
90,000	Nordea North America, Inc.	0	.27 – 0.29	01/13/11 – 03/17/11	89,984,187
70,000	Skandinaviska Enskilda (a)	0.29		02/01/11	69,982,519
5,000	Societe Generale N.A.	0.35		03/15/11	4,996,451
84,000	Sumitomo Mitsui Banking Corp. (a)	0	.29 – 0.30	01/26/11 – 02/04/11	83,979,223

					685,795,514

	Total Commercial Paper (Cost $1,059,970,844)				1,059,970,844

	Floating Rate Notes (22.5%)
	International Banks
95,000	Barclays Bank PLC	0	.44 (b)	01/19/11 (c)	95,000,000
91,000	BNP Paribas	0	.65 (b)	03/23/11 (c)	91,000,000
75,000	Lloyds TSB Bank PLC	0	.31 (b)	01/31/11 (c)	75,000,000
70,000	Royal Bank of Scotland PLC	0	.49 (b)	02/10/11 (c)	70,000,000
85,000	Societe Generale	1	.49 (b)	02/07/11 (c)	85,000,000

	Total Floating Rate Notes (Cost $416,000,000)				416,000,000

	Certificates of Deposit (14.6%)
	International Banks
70,000	Bank of Montreal – Chicago	0.23		01/14/11	70,000,000
70,000	Credit AG CIB	0.31		02/04/11	70,000,000
90,000	Credit Industriel et Commercial	0.50		01/05/11	90,000,000

See Notes to Financial Statements

Active Assets Money Trust
Portfolio of Investments - December 31, 2010 (unaudited) continued

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF	MATURITY
THOUSANDS		PURCHASE	DATE	VALUE
$40,000	Svenska Handelsbanken NY	0.28%	02/01/11	$40,000,339

	Total Certificates of Deposit (Cost $270,000,339)			270,000,339

	Time Deposit (4.9%)
90,000	State Street Bank and Trust Co. (Cost $90,000,000)	0.01	01/03/11	90,000,000

	Repurchase Agreement (0.6%)
11,845	Deutsche Bank Securities, (dated 12/31/10; proceeds $11,845,276; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 10/20/40; valued at $12,200,351) (Cost $11,845,000)	0.28	01/03/11	11,845,000

	Total Investments (Cost $1,847,816,183) (d)		100.0%	1,847,816,183
	Liabilities in Excess of Other Assets		0.0	(437,785)

	Net Assets		100.0%	$1,847,378,398

(a)	Resale is restricted to qualified institutional investors.
(b)	Rate shown is the rate in effect at December 31, 2010.
(c)	Date of next interest rate reset.
(d)	Cost is the same for federal income tax purposes.

See Notes to Financial Statements

Active Assets Money Trust
Financial Statements

Statement of Assets and Liabilities
December 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $1,847,816,183)	$1,847,816,183
Cash	2,253
Interest receivable	540,304
Prepaid expenses and other assets	33,690

Total Assets	1,848,392,430

Liabilities:
Payable for:
Investment advisory fee	370,082
Transfer agent fee	186,410
Administration fee	79,354
Accrued expenses and other payables	378,186

Total Liabilities	1,014,032

Net Assets	$1,847,378,398

Composition of Net Assets:
Paid-in-capital	$1,847,442,978
Accumulated net investment loss	(70,210)
Accumulated undistributed net realized gain	5,630

Net Assets	$1,847,378,398

Net Asset Value Per Share 1,847,346,692 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Money Trust
Financial Statements continued

Statement of Operations
For the six months ended December 31, 2010 (unaudited)

Net Investment Income:
Interest Income	$3,552,062

Expenses
Investment advisory fee	3,247,412
Distribution fee	958,692
Administration fee	479,346
Transfer agent fees and expenses	298,992
Custodian fees	55,409
Professional fees	35,522
Trustees’ fees and expenses	30,506
Registration fees	15,641
Other	38,547

Total Expenses	5,160,067

Less: amounts waived/reimbursed	(1,703,871)

Net Expenses	3,456,196

Net Investment Income	95,866

Net Realized Gain	26,985

Net Increase	$122,851

See Notes to Financial Statements

Active Assets Money Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2010	JUNE 30, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$95,866	$219,789
Net realized gain	26,985	24,562

Net Increase	122,851	244,351

Dividends to shareholders from net investment income	(95,864)	(219,791)
Net decrease from transactions in shares of beneficial interest	(102,448,817)	(421,765,336)

Net Decrease	(102,421,830)	(421,740,776)
Net Assets:
Beginning of period	1,949,800,228	2,371,541,004

End of Period (Including accumulated net investment loss of $70,210 and dividends in excess of net investment income of $70,212.)	$1,847,378,398	$1,949,800,228

See Notes to Financial Statements

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited)

1. Organization and Accounting Policies
Active Assets Money Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended June 30, 2010 remains subject to examination by taxing authorities.

E. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Short-Term Investments
Commercial Paper	$1,059,970,844	—	$1,059,970,844	—
Floating Rate Notes – Corporate	416,000,000	—	416,000,000	—
Certificates of Deposit	270,000,339	—	270,000,339	—
Time Deposit	90,000,000	—	90,000,000	—
Repurchase Agreement	11,845,000	—	11,845,000	—

Total	$1,847,816,183	—	$1,847,816,183	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of December 31, 2010, the Fund did not have any investments transfer between valuation levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the daily net assets exceeding $30 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator, is the distributor of the Fund’s shares and in accordance with a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2010, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have agreed to waive/reimburse all or a portion of the Fund’s distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended December 31, 2010, the Distributor waived $958,692, and the Investment Adviser waived $745,179. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2010 aggregated $111,228,658,020 and $111,331,916,835, respectively.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At December 31, 2010, the Fund had an accrued pension liability of $62,141, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2010	JUNE 30, 2010
	(unaudited)

Shares sold	2,619,464,530	5,715,912,066
Shares issued in reinvestment of dividends	95,864	219,791

	2,619,560,394	5,716,131,857
Shares redeemed	(2,722,009,211)	(6,137,897,193)

Net decrease in shares outstanding	(102,448,817)	(421,765,336)

7. Risks Relating to Certain Financial Instruments
The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of June 30, 2010, the Fund had temporary book/tax differences attributable to nondeductible expenses.

Active Assets Money Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

9. Expense Offset
The Fund has entered into an arrangement with State Street Bank and Trust Company, (the “Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.
10. Accounting Pronouncement
On January 21, 2010, FASB issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

Active Assets Money Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JUNE 30,
	DECEMBER 31, 2010		2010		2009		2008		2007		2006
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.010		0.041		0.049		0.038
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.010)		(0.041)		(0.049	)(2)	(0.038	)(2)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01	%(6)	0.01%		0.97%		4.20	%(3)	4.99%		3.85%
Ratios to Average Net Assets:
Total expenses	0.36	%(5)(7)	0.27	%(4)(5)	0.50	%(4)(5)	0.47%		0.47%		0.44%
Net investment income	0.01	%(5)(7)	0.01	%(4)(5)	1.17	%(4)(5)	4.23%		4.88%		3.63%
Supplemental Data:
Net assets, end of period, in millions	$1,847		$1,950		$2,372		$4,602		$7,979		$9,878

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	The Adviser fully reimbursed the Fund for the loss incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.05%.
(4)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.02% and 0.04% for the years ended 2010 and 2009, respectively.
(5)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME (LOSS) RATIO
December 31, 2010	0.54%	(0.17)%
June 30, 2010	0.55	(0.27)
June 30, 2009	0.53	1.14

(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Active Assets Money Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Active Assets Money Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Active Assets Money Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Personal Information About You By Our Affiliated Companies For Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a

Active Assets Money Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Active Assets Money Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. BOX 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c) 2011 Morgan Stanley

MORGAN STANLEY FUNDS

Active Assets
Money Trust

Semiannual Report
December 31, 2010

AAMSAN
IU11-00354P-Y12/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Active Assets Money Trust
/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011

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